Tompkins Financial Corporation 8-K

Exhibit 99.1

For more information contact: Stephen S. Romaine, President & CEO Francis M. Fetsko, Executive VP, CFO & COO Tompkins Financial Corporation (888) 503-5753

For Immediate Release

Wednesday, January 28, 2015

Tompkins Financial Corporation Reports Fourth Quarter Earnings

ITHACA, NY – Tompkins Financial Corporation (NYSEMKT:TMP)

Tompkins Financial Corporation reported record diluted earnings per share of $3.48 for the year ended December 31, 2014, up from $3.46 per share reported in 2013. The Company reported diluted earnings per share of $0.85 for the fourth quarter of 2014, down from the $0.96 reported for December 31, 2013. Both quarterly and year-to-date results in 2013 included non-recurring income and expense items, which are more fully described in the non-GAAP disclosure tables included in this press release. Adjusting for these non-recurring items, diluted earnings per share for the year ended December 31, 2014, reflected an increase of 3.6% over 2013; while diluted earnings per share for the quarter ended December 31, 2014, reflected a decrease of 6.6% from the same period in 2013.

President and CEO, Stephen S. Romaine said “We are excited to report on another record year of earnings for our Company. These results were achieved through a combination of factors that included revenue growth from both Net Interest Income and Noninterest Income. The current year results also benefited from improved credit quality trends that contributed to a reduced provision for loan and lease losses. Nonperforming assets have improved for five consecutive quarters”.

Selected highlights FOR fourth QUARTER:

▪	Credit quality continues to improve with nonperforming asset down 11.8% compared to the most recent quarter end, and down 34.7% compared to December 31, 2013.
▪	Year end loan balances were up 6.2% over December 31, 2013 and are up 4.2% over the most recent quarter end.

▪	Average noninterest bearing deposits were up 12.1% as compared to the prior year, and are up 5.3% for the quarter as compared to the most recent quarter.
▪	Year-to-date provision expense was down 62.6% compared to 2013, with year-to-date net charge offs down 54.9% from the prior year.
▪	Fee based income from insurance, investment services, and deposit service charges were all up from the same quarter last year, and were up a combined 3.6% for the full year.
▪	Tangible book value per share is up 8.4% from the fourth quarter of 2013. Refer to Non-GAAP disclosure for additional details on tangible book value per share.

NET INTEREST INCOME

Net interest income was $41.7 million for the fourth quarter of 2014, an increase of 0.3% over the most recent quarter and a decrease of 2.2% when compared to the same quarter in 2013. Year-to-date net interest income of $163.8 million was up 1.7% compared to net interest income of $161.1 million reported for the same period in 2013. Improved year-to-date net interest income was achieved mainly as a result of growth in average loans (up 6.1% from 2013) and average noninterest bearing deposits (up 12.1% from 2013). The net interest margin for the fourth quarter of 2014 was 3.53%, compared to 3.58% for the prior quarter end, and 3.78% for the same period in 2013.

NONINTEREST INCOME

Noninterest income was $18.1 million for the fourth quarter of 2014, and $70.8 million year-to-date, up 3.5% and 1.2%, respectively, compared to December 31, 2013. For the year-to-date period noninterest income represented 30.2% of total revenue which was in line with the same period in 2013.

Fee based revenue increased year-over-year with insurance revenues up 2.1%, investment revenue up 2.5%, deposit fee revenue up 10.7%, and card servicing revenue up 10.1%. Revenue related to the fee based business areas represented 26.1% of total revenues, compared to 25.4% for 2013.

NONINTEREST EXPENSE

Noninterest expense was $39.0 million for the fourth quarter of 2014, down 3.1% compared to the fourth quarter of 2013. For the year-to-date period, noninterest expense was up 1.0% from the same period in 2013. The slight decrease in noninterest expense compared to the prior quarter is mainly due to the decrease in salary and wage expense.

ASSET QUALITY

Asset quality trends continue to improve with nonperforming assets down 11.8% compared to prior quarter end, and down 34.7% compared to December 31, 2013. The percentages of nonperforming assets to total assets of 0.54% were down compared to prior quarter end and prior year end percentages of 0.63% and 0.87%, respectively. Nonperforming assets levels have shown improvement for 23 consecutive quarters and remain well below the most recent peer average of 1.39% reported by the Federal Reserve1. Substandard and Special Mention loans were $83.6 million at December 31, 2014, down from $85.4 million at the most recent prior quarter end and $128.3 million at the same quarter end last year. Provision expense for loan and lease losses for the year-to-date period was down 62.6% compared to the 2013 year-to-date period, mainly a result of the asset quality improvements.

The Company’s allowance for originated loan and lease losses totaled $28.2 million at December 31, 2014, which represented 0.99% of total originated loans, compared to $26.7 million or 1.06% at December 31, 2013 and $27.2 million or 1.02% at September 30, 2014. The increase in the allowance when compared to the same period last year was primarily a result of loan growth and was partially offset by improved asset quality. The allowance for loan and lease losses covered 128.4% of nonperforming loans and leases as of December 31, 2014, up from 71.7% at December 31, 2013 and 108.9% at the most recent prior quarter.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. Tier 1 capital to average assets was 8.75% at December 31, 2014, compared to 8.52% reported for the same period prior year. The ratio of total capital to risk-weighted assets was 13.60% at December 31, 2014, up from 13.42% at December 31, 2013.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	12/31/2014	12/31/2013

Cash and noninterest bearing balances due from banks	$53,921	$82,163
Interest bearing balances due from banks	2,149	721
Cash and Cash Equivalents	56,070	82,884

Trading securities, at fair value	8,992	10,991
Available-for-sale securities, at fair value (amortized cost of $1,397,458 at December 31,
2014 and $1,368,736 at December 31, 2013)	1,402,236	1,354,811
Held-to-maturity securities, at amortized cost (fair value of $89,036 at December 31, 2014
and $19,625 at December 31, 2013)	88,168	18,980
Originated loans and leases, net of unearned income and deferred costs and fees	2,839,974	2,527,244
Acquired loans and leases, covered	19,319	25,868
Acquired loans and leases, non-covered	533,995	641,172
Less: Allowance for loan and lease losses	28,997	27,970
Net Loans and Leases	3,364,291	3,166,314

FDIC indemnification asset	1,903	4,790
Federal Home Loan Bank stock	21,259	25,041
Bank premises and equipment, net	59,800	55,932
Corporate owned life insurance	73,725	69,335
Goodwill	92,243	92,140
Other intangible assets, net	14,649	16,298
Accrued interest and other assets	86,225	105,523
Total Assets	$5,269,561	$5,003,039

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,247,708	2,190,616
Time	898,081	865,702
Noninterest bearing	1,023,365	890,898
Total Deposits	4,169,154	3,947,216

Federal funds purchased and securities sold under agreements to repurchase	147,037	167,724
Other borrowings, including certain amounts at fair value of $10,961 at December 31, 2014
and $11,292 at December 31, 2013	356,541	331,531
Trust preferred debentures	37,337	37,169
Other liabilities	69,909	61,460
Total Liabilities	$4,779,978	$4,545,100

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
14,931,354 at December 31, 2014; and 14,785,007 at December 31, 2013	1,493	1,479
Additional paid-in capital	348,889	346,096
Retained earnings	165,160	137,102
Accumulated other comprehensive loss	(24,011)	(25,119)
Treasury stock, at cost – 111,436 shares at December 31, 2014, and 105,449 shares
at December 31, 2013	(3,400)	(3,071)

Total Tompkins Financial Corporation Shareholders’ Equity	488,131	456,487
Noncontrolling interests	1,452	1,452
Total Equity	$489,583	$457,939
Total Liabilities and Equity	$5,269,561	$5,003,039

See notes to consolidated financial statements

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Twelve Months Ended
(In thousands, except per share data) (Unaudited)	12/31/2014	12/31/2013	12/31/2014	12/31/2013
INTEREST AND DIVIDEND INCOME
Loans	$38,366	$39,684	$150,966	$151,711
Due from banks	0	1	2	10
Trading securities	97	117	418	589
Available-for-sale securities	7,661	8,138	31,298	31,360
Held-to-maturity securities	373	157	999	685
Federal Home Loan Bank stock and Federal Reserve Bank stock	194	211	810	749
Total Interest and Dividend Income	46,691	48,308	184,493	185,104
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	946	1,181	3,845	4,832
Other deposits	1,790	1,841	7,236	7,933
Federal funds purchased and securities sold under agreements to
repurchase	684	872	2,947	3,749
Trust preferred debentures	573	562	2,287	2,599
Other borrowings	1,006	1,228	4,368	4,862
Total Interest Expense	4,999	5,684	20,683	23,975
Net Interest Income	41,692	42,624	163,810	161,129
Less: Provision for loan and lease losses	1,555	585	2,306	6,161
Net Interest Income After Provision for Loan and Lease Losses	40,137	42,039	161,504	154,968
NONINTEREST INCOME
Insurance commissions and fees	6,666	6,328	28,489	27,916
Investment services income	3,945	3,929	15,493	15,109
Service charges on deposit accounts	2,394	2,309	9,404	8,495
Card services income	1,974	2,053	7,942	7,216
Mark-to-market loss on trading securities	(89)	(66)	(269)	(538)
Mark-to-market gain on liabilities held at fair value	71	12	331	555
Other income	2,854	2,998	8,984	10,546
Gain (loss) on sale of available-for-sale securities	241	(124)	391	599
Total Noninterest Income	18,056	17,439	70,765	69,898
NONINTEREST EXPENSES
Salaries and wages	17,699	18,582	69,558	67,200
Pension and other employee benefits	5,138	5,150	21,102	22,164
Net occupancy expense of premises	2,908	2,892	12,203	11,757
Furniture and fixture expense	1,461	1,334	5,708	5,701
FDIC insurance	678	813	2,906	3,214
Amortization of intangible assets	525	549	2,095	2,197
Merger related expenses	0	0	0	228
Other operating expense	10,609	10,931	41,121	40,641
Total Noninterest Expenses	39,018	40,251	154,693	153,102
Income Before Income Tax Expense	19,175	19,227	77,576	71,764
Income Tax Expense	6,453	4,905	25,404	20,777
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	12,722	14,322	52,172	50,987
Less: Net income attributable to noncontrolling interests	33	32	131	131
Net Income Attributable to Tompkins Financial Corporation	$12,689	$14,290	$52,041	$50,856
Basic Earnings Per Share	$0.86	$0.97	$3.51	$3.48
Diluted Earnings Per Share	$0.85	$0.96	$3.48	$3.46

See notes to consolidated financial statements

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	December 31, 2014			December 31, 2014			December 31, 2013
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$1,703	$-	0.00%	$1,014	$2	0.20%	$2,005	$10	0.50%
Securities (4)
U.S. Government securities	1,380,857	7,597	2.18%	1,332,449	30,384	2.28%	1,326,999	28,817	2.17%
Trading securities	9,299	97	4.14%	10,068	418	4.15%	14,188	589	4.15%
State and municipal (5)	86,603	754	3.45%	85,402	3,290	3.85%	95,276	4,893	5.14%
Other securities (5)	4,248	32	2.99%	4,489	139	3.10%	7,714	265	3.44%
Total securities	1,481,007	8,480	2.27%	1,432,408	34,231	2.39%	1,444,177	34,564	2.39%
FHLBNY and FRB stock	16,129	194	4.77%	19,168	810	4.23%	22,153	749	3.38%

Total loans and leases, net of unearned income (5)(6)	3,300,188	39,035	4.69%	3,238,992	152,958	4.72%	3,053,538	153,569	5.03%
Total interest-earning assets	4,799,027	47,709	3.94%	4,691,582	188,001	4.01%	4,521,873	188,892	4.18%

Other assets	394,320			375,073			406,626

Total assets	5,193,347			5,066,655			4,928,499

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,348,788	1,036	0.17%	2,286,707	4,312	0.19%	2,224,028	4,938	0.22%
Time deposits	912,217	1,700	0.74%	904,040	6,769	0.75%	939,630	7,827	0.83%
Total interest-bearing deposits	3,261,005	2,736	0.33%	3,190,747	11,081	0.35%	3,163,658	12,765	0.40%

Federal funds purchased & securities sold under
agreements to repurchase	140,241	684	1.93%	145,876	2,947	2.02%	177,784	3,749	2.11%
Other borrowings	229,751	1,006	1.74%	251,312	4,368	1.74%	222,345	4,862	2.19%
Trust preferred debentures	37,314	573	6.09%	37,249	2,287	6.14%	41,643	2,599	6.24%
Total interest-bearing liabilities	3,668,311	4,999	0.54%	3,625,184	20,683	0.57%	3,605,430	23,975	0.67%

Noninterest bearing deposits	974,657			903,628			806,387
Accrued expenses and other liabilities	54,848			54,244			73,117
Total liabilities	4,697,816			4,583,056			4,484,934

Tompkins Financial Corporation Shareholders’ equity	493,986			482,087			442,054
Noncontrolling interest	1,545			1,512			1,511
Total equity	495,531			483,599			443,565

Total liabilities and equity	$5,193,347			$5,066,655			$4,928,499
Interest rate spread			3.40%			3.44%			3.51%
Net interest income/margin on earning assets		42,710	3.53%		167,318	3.57%		164,917	3.65%

Tax Equivalent Adjustment		(1,018)			(3,508)			(3,788)

Net interest income per consolidated financial statements		$41,692			$163,810			$161,129

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Dec-14	Sep-14	Jun-14	Mar-14	Dec-13	Dec-14

Period End Balance Sheet
Securities	$1,499,396	$1,431,837	$1,420,226	$1,408,918	$1,384,782	$1,499,396
Originated loans and leases, net of unearned income and deferred costs and fees (2)	2,839,974	2,674,971	2,610,289	2,555,522	2,527,244	2,839,974
Acquired loans and leases (3)	553,314	582,498	618,679	648,690	667,040	553,314
Allowance for loan and lease losses	28,997	27,786	27,517	28,014	27,970	28,997
Total assets	5,269,561	5,090,919	5,057,821	5,041,800	5,003,039	5,269,561
Total deposits	4,169,154	4,212,860	4,044,389	4,105,170	3,947,216	4,169,154
Federal funds purchased and securities sold under agreements to repurchase	147,037	128,368	144,796	158,794	167,724	147,037
Other borrowings	356,541	166,509	287,158	214,616	331,531	356,541
Trust preferred debentures	37,337	37,298	37,254	37,211	37,169	37,337
Total equity	489,583	490,611	489,237	473,822	457,939	489,583

Average Balance Sheet
Average earning assets	$4,799,027	$4,695,860	$4,666,722	$4,602,517	$4,571,099	$4,691,582
Average assets	5,193,347	5,058,608	5,030,395	4,982,033	4,950,476	5,066,655
Average interest-bearing liabilities	3,668,311	3,587,673	3,620,130	3,624,555	3,574,803	3,625,184
Average equity	495,531	489,920	480,063	468,515	449,445	483,599

Share data
Weighted average shares outstanding (basic)	14,639,631	14,711,709	14,709,881	14,644,548	14,589,120	14,676,622
Weighted average shares outstanding (diluted)	14,765,855	14,795,343	14,821,191	14,775,386	14,731,786	14,789,621
Period-end shares outstanding	14,895,444	14,794,092	14,853,439	14,829,007	14,749,097	14,895,444
Book value per share	$32.87	$33.16	$32.94	$31.95	$31.05	$32.87
Tangible book value per share (Non-GAAP)	$25.69	$25.90	$25.68	$24.65	$23.70	$25.69

Income Statement
Net interest income	$41,692	$41,575	$40,516	$40,027	$42,624	$163,810
Provision (Credit) for loan/lease losses	1,555	(59)	67	743	585	2,306
Noninterest income	18,056	17,555	17,720	17,434	17,439	70,765
Noninterest expense	39,018	38,537	38,928	38,210	40,251	154,693
Income tax expense	6,453	6,897	6,148	5,906	4,905	25,404
Net income attributable to Tompkins Financial Corporation	12,689	13,722	13,061	12,569	14,290	52,041
Noncontrolling interests	33	33	32	33	32	131
Basic earnings per share (9)	$0.86	$0.92	$0.88	$0.85	$0.97	$3.51
Diluted earnings per share (9)	$0.85	$0.92	$0.87	$0.84	$0.96	$3.48

Nonperforming Assets
Originated nonaccrual loans and leases	$14,299	$16,319	$16,918	$26,974	$29,875	$14,299
Acquired nonaccrual loans and leases	4,729	4,998	5,907	6,936	8,508	4,729
Originated loans and leases 90 days past due and accruing	106	395	543	339	607	106
Troubled debt restructurings not included above	3,444	3,800	3,327	1,266	45	3,444
Total nonperforming loans and leases	22,578	25,512	26,695	35,515	39,035	22,578
OREO (8)	5,683	6,533	6,795	5,351	4,253	5,683
Total nonperforming assets	$28,261	$32,045	$33,490	$40,866	$43,288	$28,261

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued
		Quarter-Ended									Year-Ended
Delinquency - Originated loan and lease portfolio		Dec-14		Sep-14		Jun-14		Mar-14		Dec-13		Dec-14
Loans and leases 30-89 days past due and
accruing (2)		$6,849		$3,811		$5,221		$5,660		$5,762		$6,849
Loans and leases 90 days past due and accruing (2)		106		395		543		339		607		106
Total originated loans and leases past due and accruing (2)		6,955		4,206		5,764		5,999		6,369		6,955

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due and accruing (3)(7)		$533		$0		$0		$635		$0		$533
Covered loans and leases 90 days or more past
due and accruing (3)(7)		914		1,149		904		1,135		2,416		914
Non-covered loans and leases 30-89 days past
due and accruing (3)(7)		1,186		736		1,620		2,293		1,532		1,186
Non-covered loans and leases 90 days past
due and accruing (3)(7)		2,614		3,171		3,048		3,746		4,557		2,614
Total acquired loans and leases past due and accruing		5,247		5,056		5,572		7,809		8,505		5,247
Total loans and leases past due and accruing		$12,202		$9,262		$11,336		$13,808		$14,874		$12,202

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period		$27,185		$26,752		$26,661		$26,700		$25,722		$26,700
Provision (Credit) for loan and lease losses		1,102		(264)		(56)		511		(325)		1,293
Net loan and lease (recoveries) charge-offs		131		(697)		(147)		550		(1,303)		(163)
Allowance for loan and lease losses (originated		28,156		27,185		26,752		26,661		26,700		28,156
loan portfolio) - balance at end of period	$		$		$		$		$		$

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period		$601		$765		$1,353		$1,270		$686		$1,270
Provision for loan and lease losses		453		205		123		232		910		1,013
Net loan and lease charge-offs		213		369		711		149		326		1,442
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period		841		601		765		1,353		1,270		841
Total allowance for loan and lease losses		$28,997		$27,786		$27,517		$28,014		$27,970		$28,997

Loan Classification - Originated Portfolio
Special Mention		$36,331		$27,854		$35,484		$44,725		$42,365		$36,331
Substandard		19,970		25,889		21,253		32,917		35,022		19,970
Loan Classification - Acquired Portfolio
Special Mention		5,758		7,605		12,124		14,936		17,322		5,758
Substandard		21,567		24,034		30,273		34,137		33,561		21,567
Loan Classifications - Total Portfolio
Special Mention		42,089		35,459		47,608		59,661		59,687		42,089
Substandard		41,537		49,923		51,526		67,054		68,583		41,537

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Dec-14	Sep-14	Jun-14	Mar-14	Dec-13	Dec-14
Nonperforming loans and leases/total loans and leases (7)	0.67%	0.78%	0.83%	1.11%	1.22%	0.67%
Nonperforming assets/total assets	0.54%	0.63%	0.66%	0.81%	0.87%	0.54%
Allowance for originated loan and lease losses/total originated loans and leases	0.99%	1.02%	1.02%	1.04%	1.06%	0.99%
Allowance/nonperforming loans and leases	128.43%	108.92%	103.08%	78.88%	71.65%	128.43%
Net loan and lease losses (recoveries) annualized/total average loans and leases	0.04%	(0.04%)	0.07%	0.09%	(0.12%)	0.09%

Capital Adequacy (period-end)
Tier 1 capital / average assets	8.75%	8.85%	8.79%	8.68%	8.52%	8.75%
Total capital / risk-weighted assets	13.60%	13.92%	13.92%	13.67%	13.42%	13.60%
Tangible Common Equity/Tangible Assets (Non-GAAP)	7.40%	7.68%	7.70%	7.40%	7.13%	7.40%

Profitability
Return on average assets *	0.97%	1.08%	1.04%	1.02%	1.15%	1.03%
Return on average equity *	10.16%	11.11%	10.91%	10.88%	12.62%	10.76%
Net interest margin (TE) *	3.53%	3.58%	3.55%	3.60%	3.78%	3.57%
* Quarterly ratios have been annualized

Non-GAAP Disclosure - Adjusted Noninterest Income
Reported noninterest income (GAAP)	$18,056	$17,555	$17,720	$17,434	$17,439	$70,765
Adjustments (pre-tax):
Gain on deposit conversion	0	0	0	0	(1,285)	0
Noninterest income (Non-GAAP)	18,056	17,555	17,720	17,434	16,154	70,765

Non-GAAP Disclosure - Adjusted Diluted Earnings Per Share
Reported net income (GAAP)	$12,689	$13,722	$13,061	$12,569	$14,290	$52,041
Gain on deposit conversion (net of tax)	0	0	0	0	(771)	0
Net operating income (Non-GAAP)	12,689	13,722	13,061	12,569	13,519	52,041
Adjusted diluted earnings per share (Non-GAAP) (9)	$0.85	$0.92	$0.87	$0.84	$0.91	$3.48

Non-GAAP Disclosure - Tangible Common Equity / Tangible Assets
Total Common equity	$488,131	$489,060	$487,720	$472,337	$456,487	$488,131
Less: Goodwill and intangibles (10)	105,852	106,377	106,690	107,219	107,395	105,852
Tangible common equity	382,279	382,683	381,030	365,118	349,092	382,279
Total assets	5,269,561	5,090,919	5,057,821	5,041,800	5,003,039	5,269,561
Less: Goodwill and intangibles (10)	105,852	106,377	106,690	107,219	107,395	105,852
Tangible assets	5,163,709	4,984,542	4,951,131	4,934,581	4,895,644	5,163,709
Tangible common equity / tangible assets (Non-GAAP)	7.40%	7.68%	7.70%	7.40%	7.13%	7.40%

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Non-GAAP Disclosure - Return on Average	Quarter-Ended					Year-Ended
Tangible Common Equity	Dec-14	Sep-14	Jun-14	Mar-14	Dec-13	Dec-14
Net income available to common shareholders	$12,539	$13,604	$12,943	$12,452	$14,156	$51,538
Gain on deposit conversion (net of tax)	0	0	0	0	(771)	0
Net operating income (Non-GAAP)	12,539	13,604	12,943	12,452	13,385	51,538
Amortization of intangibles (net of tax)	315	311	315	316	329	1,257
Adjusted net operating income (Non-GAAP)	12,854	13,915	13,258	12,768	13,714	52,795
Average common equity	$493,986	$488,386	$478,561	$467,048	$447,905	$482,087
Less: Average goodwill and intangibles (10)	106,151	106,471	106,988	107,399	107,689	106,748
Average tangible common equity capital	387,835	381,915	371,573	359,649	340,216	375,339
Adjusted operating return on average tangible common equity (annualized) (Non-GAAP)	13.15%	14.46%	14.31%	14.40%	15.99%	14.07%

Non-GAAP Disclosure - Tangible Book Value Per Share
Total shareholders’ equity (GAAP)	$489,583	$490,611	$489,237	$473,822	$457,939	$489,583
Less: goodwill and intangibles (10)	106,892	107,449	107,728	108,250	108,438	106,892
Tangible shareholders’ equity	382,691	383,162	381,509	365,572	349,501	382,691
Ending shares outstanding	14,895,444	14,794,092	14,853,439	14,829,007	14,749,097	14,895,444
Tangible book value per share (Non-GAAP)	$25.69	$25.90	$25.68	$24.65	$23.70	$25.69

Non-GAAP Disclosure - (Adjusted Diluted	Year-to-date period ended
Earnings Per Share)	Dec-14	Dec-13
Net income attributable to Tompkins Financial
Corporation	$52,041	$50,856
Adjustments (net of tax):
Merger related expenses	0	140
Gain on redemption of trust preferred securities	0	(846)
Gain on deposit conversion	0	(771)
Subtotal adjustments	0	(1,477)
Net operating income (Non-GAAP)	$52,041	$49,379
Adjusted diluted earnings per share (Non-GAAP)	$3.48	$3.36

(1) Federal Reserve peer ratio as of September 30, 2014, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) “Originated” equals loans and leases not included by definition in “acquired loans”
(3)”Acquired Loans and Leases” equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805. “Covered Loans” are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.
(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s consolidated financial statements included in Part I of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013.
(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation’s estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.
(8) Includes all other real estate owned, including those balances acquired through business combinations.
(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.
(10) “Goodwill and intangibles” equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.